Exhibit 10.27.2


                        AMENDMENT AND EXTENSION AGREEMENT

         THIS AMENDMENT AND EXTENSION AGREEMENT (THE "AGREEMENT") is effective this 31st day of December, 2002, by and between TELE DIGITAL DEVELOPMENT, INC., a Minnesota corporation, whose business address is 1325 E. 79th Street, Suite 6, Bloomington, MN 55425 (hereinafter "Borrower"), and Data Sales Co., Inc., a Minnesota corporation, whose business address is 3450 West Burnsville Parkway, Burnsville, MN 55337 (hereinafter "Lender"). (Borrower and Lender may be collectively referred to as the "Parties" herein.)

         WHEREAS, on May 3, 2002, Borrower entered into a loan transaction with Lender, pursuant to the terms of a term promissory note dated of even date therewith (the "Note"), in the principal amount of $1,308,000.00 (the "Loan"), with a maturity date of August 1, 2002 (the "Maturity Date"), secured by a Security Agreement executed by Borrower in favor of Lender of even date therewith (the "Security Agreement"), as well as a Personal Guaranty Agreement executed by Richard W. Perkins, Richard L. Barnaby and Wayne Mills all of even date therewith (the "Guaranty Agreement"), and a UCC-1 Financing Statement filed as Document No. 20223962292 in the Office of the Minnesota Secretary of State (the "UCC"). (The documents noted in this paragraph are incorporated herein by reference and may be referred to for all terms and conditions and further may be collectively referred to as, the "Loan Documents"); and

         WHEREAS, on or about August 29, 2002, the Borrower requested a further extension of the Loan Documents from its original Maturity Date to December 31, 2002 (the "Extended Maturity Date"), which Lender granted, pursuant to the Loan Extension Agreement and Guarantors' Consent (the "Extension Agreement") dated of approximately August 29, 2002. (The Extension Agreement is incorporated herein by reference and may be referred to for all terms and conditions); and

         WHEREAS, as of the Extended Maturity Date, Borrower is unable to pay the outstanding and unpaid indebtedness owed by it to Lender and, therefore, has requested that Lender grant yet another extension to the Extended Maturity Date to January 31, 2003 (the "Second Extension"), in order to facilitate repayment of its obligations owed to Lender under the Loan Documents, as extended and amended; and

         WHEREAS, the outstanding and unpaid Loan amount as of the date of this Agreement is $1,264,162.23, which accrues interest at the rate of 13% per annum, compounded monthly and payable at Maturity, as extended; and

         WHEREAS, as agreed upon by Borrower at commencement of this Loan, Borrower acknowledges and agrees that there remains outstanding and unpaid a two percent (2%) origination fee of $26,160.00 (the "Origination Fee"), based on the principal amount of the Loan, which is due and payable at Maturity, as extended; and

         WHEREAS, as a consideration to Borrower, Lender has agreed to grant to Borrower the Second Extension, pursuant to the additional rates, fees, terms and conditions noted herein;

                                                                 Exhibit 10.27.2


         NOW, THEREFORE, in valuable consideration, the entering into of this Agreement by Lender and Borrower and other valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the Parties hereby agree as follows:

         1. Lender shall grant to Borrower the Second Extension pursuant to acceptance and agreement by Borrower of all terms and conditions noted herein.

         2. Commencing on the Extended Maturity Date, Borrower agrees that interest shall accrue at the rate of 15% per annum, compounded monthly, and payable at the Second Extension.

         3. Borrower hereby acknowledges and agrees that there remains outstanding and unpaid the Origination Fee, which Borrower shall pay to Lender at the Second Extension. In addition to this Origination Fee, Borrower further agrees to pay to Lender at the Second Extension, in good and readily available funds, a two percent (2%) Extension Fee, based on 1% of the outstanding principal balance as of the date of this Agreement, and 1% of the outstanding principal balance at the date of the Second Extension.

         4. The Guarantors are fully aware of this Agreement, agree to and accept its terms, and assert that the Guaranty Agreement is incorporated herein and remains in full force and effect, and each Guarantor restates its guaranty to Lender.

         5. If the payment of any balance is not made on or before the Second Extension, default will be deemed to have occurred. In an event of default, Lender shall commence any and all legal remedies necessary to cure said default. All costs and expenses associated in any collection efforts, attorneys' fees, etc., shall be borne by Borrower.

         6. This Agreement shall continue in full force and effect until full payment of all indebtedness owed by Borrower to Lender has been paid in full. Upon final payment, this Agreement shall terminate and be void and of no effect without necessity for any further instrument.

         7. In the event of any conflict between the terms of this Agreement and the terms of the Loan Documents, as amended and extended, the terms and provisions of this Agreement shall govern and control. Except as modified by this Agreement, the terms, covenants and conditions Loan Documents are incorporated herein by reference and remain unchanged and otherwise in full force and effect.

         8. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                                                                 Exhibit 10.27.2


         IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT AND EXTENSION effective as of the date above first written.

AS TO BORROWER:                                  AS TO LENDER:

TELE DIGITAL DEVELOPMENT, INC.                   DATA SALES CO., INC.

By:   /s/ Richard L. Barnaby                     By:
   ----------------------------                     ----------------------------
      Richard L. Barnaby                               Raymond Marr
      President                                        Vice President

AS TO XOX CORPORATION:


By:   /s/ Richard L. Barnaby                     Dated:    1-15-03
   ----------------------------                         ------------------------
      Richard L. Barnaby
      President

AS TO GUARANTORS' CONSENT AND ACCEPTANCE:


By:   /s/ R.W. Perkins                           Dated:   1-15-03
   ----------------------------                        -------------------------
      Richard W. Perkins


By:   /s/ Richard L. Barnaby                     Dated:   1-15-03
   ----------------------------                        -------------------------
      Richard L. Barnaby


By:   /s/ W.W. Mills                             Dated:   1-15-03
   ----------------------------                        -------------------------
      Wayne Mills

STATE OF MINNESOTA  )
                    ) SS.                  (Seal)
COUNTY OF HENNEPIN  )

         This instrument was acknowledged before me this 15 day of January, 2003, by Richard L. Barnaby, President of Tele Digital Development, Inc., a Minnesota corporation, and XOX Corporation, a Minnesota corporation, duly organized and existing under the laws of the State of Minnesota, and on behalf of said corporation, and as Richard L. Barnaby, Guarantor.

                                                    /s/ Katherine L. Pike
                                                 -------------------------------
                                                 Notary Public

   1-31-05
-------------------------------------
Notary Stamp/Expiration

                                                                 Exhibit 10.27.2


STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPIN  )

This instrument was acknowledged before me this 8th day of January, 2003, by Raymond Marr, Vice President of Data Sales Co., Inc., a corporation duly organized and existing under the laws of the State of Minnesota, and on behalf of said corporation.

                                                 -------------------------------
                                                 Notary Public

-------------------------------------
Notary Stamp/Expiration



STATE OF MINNESOTA  )
                    ) SS.                  (Seal)
COUNTY OF HENNEPIN  )

This instrument was acknowledged before me this 15 of January, 2003, by Richard Perkins, known to me personally to be the person described herein, who has set his hands above and executed this document of his own free act and deed.

                                                 /s/ Katherine L. Pike
                                                 -------------------------------
                                                 Notary Public

   1-31-05
-------------------------------------
Notary Stamp/Expiration



STATE OF MINNESOTA  )
                    ) SS.                  (Seal)
COUNTY OF HENNEPIN  )

This instrument was acknowledged before me this 15 of January, 2003, by Wayne Mills, known to me personally to be the person described herein, who has set his hands above and executed this document of his own free act and deed.

                                                 /s/ Katherine L. Pike
                                                 -------------------------------
                                                 Notary Public

   1-31-05
-------------------------------------
Notary Stamp/Expiration